SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

     THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                                     EQFR3B 3/97

 -------------------------------------------------------------------------------
                                 MID-YEAR REPORT

                                    SELIGMAN
                                    FRONTIER
                                   FUND, INC.



                                 March 31, 1997

                                     [LOGO]

-------------------------------------------------------------------------------
                           A CAPITAL APPRECIATION FUND
                               ESTABLISHED IN 1984

-------------------------------------------------------------------------------
TO THE SHAREHOLDERS
-------------------------------------------------------------------------------


In the first quarter of 1997, the investment environment did not support the performance of small-company stocks in general, and small-company growth stocks in particular. Consequently, even though Seligman Frontier Fund outpaced the Russell 2000 Growth Index, it had a very difficult second fiscal quarter. The Fund's investment results appear on page 4.

     In the first quarter, the economy continued its expansion, supported by strong retail and housing-related consumer spending. Despite these signs of economic growth, both consumer price and producer price indices did not indicate a significant increase in inflationary pressures. Nonetheless, on March 25, the Federal Reserve Board increased the federal funds rate -- the interest rate charged for interbank loans -- from 5.25% to 5.50%, due to concerns that strong consumer demand could be enough to fuel higher levels of inflation in the near future.

     In the equity markets, the malaise which affected the performance of small-company stocks in 1996 worsened in the first quarter of 1997. The initial increase in the fed funds rate only sparked fears of further interest rate increases and the potential for a significant dampening of the domestic economy and markets. The immediate impact of the rate increase was a correction in the equity markets that deepened the losses of small-company stocks. Small-company technology and financial stocks bore the brunt of the late-quarter sell-offs, and overall, small-company growth stocks continued to trail their value peers.

     Looking ahead, even though the Fed's action may increase near-term uncertainty in the financial markets, we believe that we have entered a period of enduring growth and stability, and that long-term fundamentals will continue to support the upward trend of the financial markets. In addition, we believe that the strong financial fundamentals and continued solid earnings of the stocks held by Seligman Frontier Fund will ultimately be recognized in the marketplace. The long-term performance history and growth potential of small-company growth stocks are still compelling reasons to include this asset class in a diversified investment portfolio.

     We welcome Hilary Shane as the newest member of the Seligman Small Company Team, which manages the portfolio of Seligman Frontier Fund. Ms. Shane's expertise lies in the consumer goods, retail, and financial sectors.

     On a final note, we have regretfully accepted Fred E. Brown's decision to formally retire from your Fund's Board of Directors. Mr. Brown has been elected Director Emeritus of the Board, and Seligman Frontier Fund will still be able to benefit from his invaluable advice and counsel. Mr. Brown, who was Chairman and CEO of J. & W. Seligman & Co. from 1965 to 1988, and Chairman of the Board of your Fund from 1984 to 1988, has served with unparalleled dedication for nearly 60 years.

     A  discussion  with  your  Portfolio  Manager,   the  Fund's  portfolio  of
investments, and financial statements follow this letter.

     We thank you for your continued interest in Seligman Frontier Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman

/s/Brian T. Zino
--------------------
Brian T. Zino
President
May 2, 1997

-------------------------------------------------------------------------------
INTERVIEW WITH YOUR PORTFOLIO MANAGER, ARSEN MRAKOVCIC
-------------------------------------------------------------------------------

[PHOTO]

SELIGMAN SMALL COMPANY TEAM: (FROM LEFT) RICK RUVKUN, LAWRENCE ROSSO, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), BRUCE ZIRMAN, (SEATED) ARSEN MRAKOVCIC (PORTFOLIO MANAGER), TED HILLENMEYER. MISSING FROM PHOTO: HILARY SHANE

How was Seligman Frontier Fund's performance in its second fiscal quarter?
"For the quarter ended March 31, 1997, Seligman Frontier Fund's -9.87% total return, based on the net asset value of Class A shares, compared favorably to the -10.49% total return of the Russell 2000 Growth Index (Russell Growth). Overall, the broad Russell 2000 Index, which measures the performance of the small-company stock universe, had a total return of -5.17% for the three months ended March 31, 1997. The Russell 2000 Index includes both value and growth stocks, and is heavily weighted in financial, utility, and real estate investment trust (REIT) stocks, all of which are more traditional value sectors. The Frontier Fund invests in small-company growth stocks, and its performance is reflective of this investment style."

Which economic and market factors affected Seligman Frontier Fund in the quarter?
"The expectation of an increase in the federal funds rate negatively influenced the first calendar quarter, the Fund's second fiscal quarter, creating an unusual degree of volatility in the small-company market. As a group, the valuations of small-company stocks were reduced further by the dawning possibility of additional interest rate increases. The stocks most affected were those with the highest valuations, particularly in the momentum-driven areas, which included Internet, help desk, and client-server software stocks. Overall, growth stocks in the small-company market suffered more than their value counterparts, and though the Fund holds reasonably-valued growth stocks, it was affected by the correction."

Which factors most affected the Fund's performance in the quarter?
"The factor that most improved the Fund's overall results was the relative outperformance of the portfolio's technology-related stocks. Although technology-related industry groups including communications, computer software and services, and electronics suffered some losses in the quarter, our holdings were resilient and outperformed their peers.

     "The most significant area of weakness in the portfolio was the health care sector which was overweighted. Nonetheless, the portfolio's overall weighting in health care was maintained, as this remains a high-growth, lucrative sector in the small-company market."

What was your investment strategy?
"Our goal is to maximize the Fund's rate of return by investing in a diversified portfolio of smaller-sized companies with solid fundamentals and unique competitive advantages. Despite a difficult market environment, we have stayed true to our asset class, continuing to search for small-company growth stocks selling at attractive valuations. The stocks in the portfolio have an average projected earnings growth rate of 23%, while they sell on average at 17 to 18 times next year's forecasted earnings.

     "There were no significant adjustments to the portfolio's sector weightings in the quarter. In finance, profits were taken in some of the portfolio's smaller banks, as they had reached the high end of their historical valuations, and because this sector was vulnerable to an increase in interest rates. Finally, selective purchases were made in specialty retail/apparel stocks such as Gucci Group, and in core business areas where high-growth companies were found."

What is the outlook?
"Though small-company stocks have had weaker market performance than large-company stocks since Spring 1996, we believe that small companies still exhibit outstanding long-term potential with regard to both future earnings and growth. For example, 85% of the companies in the portfolio are still meeting their stated growth rates. Several factors encourage a positive outlook for Seligman Frontier Fund: 1) Valuations have retreated to more reasonable levels, particularly in the small-company arena, and such inexpensive growth potential should attract investor interest; 2) the recent strength of the US Dollar may reduce earnings prospects for companies with significant international exposure, and only 5% of the stocks in the Fund's portfolio have such international exposure; and 3) the companies held in Seligman Frontier Fund's portfolio have both reasonable overall valuations and higher growth rates than the companies in the Standard & Poor's 500 Composite Stock Price Index, an important benchmark for the equity markets."

-------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND, INC.
-------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED MARCH 31, 1997

                                                                AVERAGE ANNUAL
                                                ---------------------------------------------------
                                                 CLASS B                                  CLASS D
                                                  SINCE                                    SINCE
                              THREE    SIX      INCEPTION    ONE      FIVE      10       INCEPTION
                              MONTHS   MONTHS    4/22/96     YEAR     YEARS    YEARS       5/3/93
                              ------   ------   ---------    ------   -------  --------  ------------
CLASS A
With Sales Charge             (14.13)% (15.30)%    n/a       (9.59)%   15.13%   12.18%      n/a
Without Sales Charge           (9.87)  (11.06)     n/a       (5.08)    16.26    12.72       n/a
CLASS B
With 5% CDSL                  (14.52)  (15.55)  (14.21)%       n/a       n/a      n/a       n/a
Without CDSL                  (10.02)  (11.39)   (9.99)        n/a       n/a      n/a       n/a
CLASS D
With 1% CDSL                  (10.92)  (12.16)     n/a       (6.66)      n/a      n/a       n/a
Without CDSL                  (10.02)  (11.33)     n/a       (5.78)      n/a      n/a     16.99%
RUSSELL 2000 GROWTH INDEX**   (10.49)  (10.25)  (12.53)+     (5.82)     8.65     7.06     11.24++

NET ASSET VALUE
                  MARCH 31, 1997    DECEMBER 31, 1996   SEPTEMBER 30, 1996
                  --------------    -----------------  ---------------------
CLASS A               $12.88               $14.29             $15.38
CLASS B                12.30                13.67              14.78
CLASS D                12.30                13.67              14.77

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED MARCH 31, 1997

PAID         $ 0.870
REALIZED       0.437
UNREALIZED(0) (0.292)

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

The stocks of smaller companies may be subject to above-average market fluctuations.

------------

* Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
** The Russell 2000 Growth Index is an unmanaged index that assumes investment of dividends. The Russell 2000 Growth Index does not reflect fees and sales charges. Investors may not invest directly in an index.
+  From April 30,  1996.
++ From April 30,  1993.
(0)Represents the per share amount of net unrealized depreciation of portfolio securities as of March 31, 1997.

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SELIGMAN FRONTIER FUND, INC.
-------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS

                                              SHARES
                                ---------------------------------
                                                        HOLDINGS
ADDITIONS                       INCREASE                3/31/97
-----------                     --------               ---------
Black Box                       275,000                 275,000
Ceridian                        275,000                 625,000
Doncasters (ADRs)               400,000                 400,000
ESC Medical Systems             150,000                 150,000
PhyCor                          300,000                 300,000
Pittston Services Group         250,000                 250,000
PMT Services                    325,000                 325,000
Thermoquest                     250,000                 250,000
Viking Office Products          347,000                 347,000
Vishay Intertechnology          300,000                 300,000

                                                        HOLDINGS
REDUCTIONS                      DECREASE                3/31/97
-------------                   --------               ----------
Glenayre Technologies           400,000                      --
Greenfield Industries           275,000                      --
Health Management Associates
  (Class A)                     500,000                      --
National Data                   300,000                      --
T. Rowe Price                   230,000                      --
Protein Design Labs             145,600                  51,400
Roosevelt Financial Group       300,000                      --
Sanmina                         100,000                      --
Stage Stores                    240,000                      --
U.S. Office Products            335,000                      --

Largest portfolio changes from the previous quarter to current quarter are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
AT MARCH 31, 1997
SECURITY                        VALUE
---------                    ---------
CalEnergy                  $23,800,000
Ceridian                    22,421,875
Watson Pharmaceuticals      21,375,000
Cognex                      16,203,125
DST Systems                 14,677,500
Dentsply International      14,554,375
AccuStaff                   13,400,000
Lattice Semiconductor       13,213,125
Scherer (R.P.)              12,968,750
Memtec (ADRs)               12,142,188

GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
MARCH 31, 1987, TO MARCH 31, 1997

[CHART]

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                            SHARES             VALUE
                                           -------            -------
COMMON STOCKS  92.8%
ADVERTISING  1.2%
ADVO.............................          600,000          $  6,975,000
Heritage Media (Class A)*........          127,200             2,337,300
                                                            ------------
                                                               9,312,300
                                                            ------------
AEROSPACE AND
  DEFENSE  1.5%
Avondale Industries*.............          650,000            11,293,750
                                                            ------------
BUSINESS GOODS
  AND SERVICES  18.5%
AccuStaff*.......................          800,000            13,400,000
American Pad & Paper*............          650,000             9,750,000
BDM International*...............          234,000             5,089,500
Bell & Howell Holdings*..........          200,000             4,175,000
Ceridian*........................          625,000            22,421,875
DST Systems*.....................          515,000            14,677,500
Fiserv*..........................          195,000             7,215,000
Memtec (ADRs)....................          475,000            12,142,188
MetroMail*.......................          400,000             6,850,000
National Processing..............          270,000             2,160,000
OMI*.............................          600,000             5,850,000
Personnel Group of America*......          250,000             4,906,250
Pittston Services Group..........          250,000             6,312,500
PMT Services*....................          325,000             3,595,312
TeleSpectrum Worldwide*..........          400,000             4,750,000
US Xpress Enterprises*...........          380,000             5,462,500
Viking Office Products*..........          347,000             6,766,500
Wilmar Industries*...............          230,000             3,680,000
                                                            ------------
                                                             139,204,125
                                                            ------------
CAPITAL GOODS  5.7%
Carbide/Graphite Group*..........          400,000             8,950,000
Doncasters (ADRs)*...............          400,000             7,750,000
Fusion Systems*..................          110,000             2,640,000
Oak Industries*..................          400,000             7,900,000
UCAR International*..............          300,000            11,887,500
Wyman Gordon.....................          200,000             4,075,000
                                                            ------------
                                                              43,202,500
                                                            ------------
CHEMICALS  1.0%
Polymer Group....................          550,000             7,287,500
                                                            ------------
COMMUNICATIONS  1.7%
Arch Communications Group*.......          400,000             1,600,000
CIDCO*...........................          340,000             4,951,250
Omnipoint*.......................          475,000             4,660,938
Western Wireless (Class A)*......          126,750             1,576,453
                                                            ------------
                                                              12,788,641
                                                            ------------
COMPUTER SOFTWARE
  AND SERVICES  4.6%
Black Box........................          275,000             7,459,375
Control Data Systems*............          460,000             6,900,000
Electronics for Imaging*.........          300,000            11,962,500
Medirisk*........................           45,000               354,375
Mentor Graphics*.................          525,000             4,462,500
Synopsys*........................          135,000             3,383,437
                                                            ------------
                                                              34,522,187
                                                            ------------
CONSUMER GOODS
  AND SERVICES  4.0%
American Homestar................          375,000             6,515,625
Carriage Services (Class A)*.....          227,500             4,379,375
Carson (Class A)*................          345,000             3,967,500
Coinmach Laundry*+...............          575,000             9,092,188
HFS*.............................          100,000             5,887,500
                                                            ------------
                                                              29,842,188
                                                            ------------
DRUGS AND HEALTH
  CARE  16.3%
American HomePatient*............          300,000             6,675,000
American Medserve*...............          350,000             4,068,750
AmeriSource Health (Class A)*....          240,500            10,521,875
CompDent*........................          420,000            11,865,000
HealthCor Holdings*..............          300,000             2,231,250
Medicis Pharmaceutical
  (Class A)*.....................          118,500             3,540,187
National Surgery Centers*........          315,000             9,095,625
Omnicare.........................          250,000             5,875,000
PhyCor*..........................          300,000             8,156,250
Protein Design Labs*.............           51,400             1,529,150
Scherer (R.P.)*..................          250,000            12,968,750
Specialty Care Network*..........          250,000             2,453,125
Total Renal Care Holdings*.......          350,000            10,631,250
Trigon Healthcare*...............          200,000             3,525,000
Vivra*...........................          300,000             8,100,000
Watson Pharmaceuticals*..........          600,000            21,375,000
                                                            ------------
                                                             122,611,212
                                                            ------------
EDUCATIONAL
  SERVICES  2.0%
Education Management*............          360,000             8,280,000
Educational Medical*+............          605,000             6,655,000
                                                            ------------
                                                              14,935,000
                                                            ------------
--------
See footnotes on page 7

--------------------------------------------------------------------------------
                                                                  March 31, 1997
--------------------------------------------------------------------------------

                                            SHARES             VALUE
                                           -------            -------
ELECTRONICS  8.4%
Cognex*.........................           850,000       $ 16,203,125
Credence Systems*...............           250,000          4,890,625
Electro Scientific Industries*..           160,000          4,090,000
International Rectifier*........           500,000          5,937,500
Lattice Semiconductor*..........           290,000         13,213,125
Maxim Integrated Products*......           250,000         12,109,375
Vishay Intertechnology*.........           300,000          6,637,500
                                                         ------------
                                                           63,081,250
                                                         ------------
FARM EQUIPMENT  0.2%
RDO Equipment (Class A)*........           100,000          1,750,000
                                                         ------------
FINANCIAL SERVICES  4.2%
CMAC Investment.................           200,000          6,675,000
Commerce Bancorp................           157,500          4,331,250
EVEREN Capital*.................            98,000          1,984,500
First Investors Financial
  Services Group*...............           150,000          1,031,250
GCR Holdings....................           210,000          4,764,375
Hamilton Bancorp................           200,000          3,412,500
Leasing Solutions*..............           180,000          3,375,000
PFF Bancorp*....................           100,000          1,437,500
Roslyn Bancorp*.................           150,000          2,456,250
Statewide Financial.............           150,000          2,231,250
                                                         ------------
                                                           31,698,875
                                                         ------------
GAMING  1.2%
GTECH Holdings*.................           300,000          9,037,500
                                                         ------------
INDEPENDENT POWER
  PRODUCERS  4.4%
CalEnergy*......................           700,000         23,800,000
Calpine*........................           510,000          9,243,750
                                                         ------------
                                                           33,043,750
                                                         ------------
MEDIA AND
  BROADCASTING  4.5%
Argyle Television (Class A)*....           395,000          9,726,875
Chancellor Broadcasting
  (Class A)*....................           225,000          5,878,125
Evergreen Media (Class A)*......           200,000          5,837,500
Jacor Communications*...........           230,000          6,396,875
Paxson Communications
  (Class A)*....................           600,000          6,450,000
                                                         ------------
                                                           34,289,375
                                                         ------------
MEDICAL PRODUCTS AND
  TECHNOLOGY  7.2%
Biacore International (ADRs)*...           250,000          4,562,500


                                            SHARES
                                       OR PRIN. AMOUNT         VALUE
                                       ----------------       -------
Dentsply International..........           290,000       $ 14,554,375
ESC Medical Systems*............           150,000          3,778,125
HCIA*...........................           150,000          2,503,125
Medical Manager*................           300,000          2,812,500
Suburban Ostomy Supply*.........           400,000          3,850,000
Sybron International*...........           425,000         11,793,750
Thermoquest*....................           250,000          3,386,950
Waters*.........................           275,000          7,356,250
                                                        -------------
                                                           54,597,575
                                                        -------------
OIL AND GAS  1.9%
Pogo Producing..................           196,600          7,077,600
Santa Fe Energy Resources*......           500,000          6,937,500
                                                        -------------
                                                           14,015,100
                                                        -------------
PLASTICS  0.5%
Spartech........................           316,900          3,565,125
                                                        -------------
RETAIL TRADE  3.3%
Borders Group...................           350,000          6,606,250
Gucci Group.....................           150,000         10,818,750
Saks Holdings *.................           250,000          7,187,500
                                                        -------------
                                                           24,612,500
                                                        -------------
WASTE DISPOSAL  0.5%
Allied Waste Industries*........           500,000          4,093,750
                                                        -------------
Total Common Stocks
  (Cost $716,210,144 )                                    698,784,203
                                                        -------------
SHORT-TERM HOLDINGS  7.7%
ABN-AMRO Bank,
  Grand Cayman, Fixed Time
  Deposit, 67/16%, 4/1/1997.....       $29,270,000        29,270,000
First National Bank of Chicago,
  Grand Cayman, Fixed Time
  Deposit, 65/8%, 4/1/1997 .....        29,000,000        29,000,000
                                                        -------------
TOTAL SHORT-TERM HOLDINGS
  (Cost $58,270,000)............                          58,270,000
                                                        -------------












TOTAL INVESTMENTS  100.5%
  (Cost $774,480,144)...........                         757,054,203
OTHER ASSETS LESS
  LIABILITIES (0.5)%............                          (4,077,286)
                                                        -------------
NET ASSETS        100.0%                                $752,976,917
                                                        =============
---------------------------------
* Non-income producing security.
+ Affiliated issuer (Fund's holdings of an issuer representing 5% or more of the outstanding voting securities of the issuer).
See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                              March 31, 1997
-------------------------------------------------------------------------------

ASSETS:
Investments, at value:
  Common stocks* (cost $716,210,144)...........   $698,784,203
  Short-term holdings (cost $58,270,000).......     58,270,000     $757,054,203
                                                  ------------
Receivable for Capital Stock sold..............                       2,673,923
Receivable for securities sold.................                       1,274,303
Expenses prepaid to shareholder service agent..                         281,285
Receivable for dividends and interest..........                          59,996
Other..........................................                         166,671
                                                                   -------------
TOTAL ASSETS...................................                     761,510,381
                                                                   -------------

LIABILITIES:
Payable for Capital Stock repurchased..........                       3,782,746
Payable for securities purchased...............                       3,396,874
Accrued expenses, taxes, and other.............                       1,353,844
                                                                   -------------
TOTAL LIABILITIES..............................                       8,533,464
                                                                   -------------
NET ASSETS.....................................                    $752,976,917
                                                                   ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
   500,000,000 shares authorized;
   59,662,210 shares outstanding):
   Class A.....................................                    $  3,323,589
   Class B.....................................                         291,068
   Class D.....................................                       2,351,564
Additional paid-in capital.....................                     753,461,647
Accumulated net investment loss................                      (6,104,300)
Undistributed net realized gain................                      17,079,290
Net unrealized depreciation of investments.....                     (17,425,941)
                                                                   -------------
NET ASSETS.....................................                    $752,976,917
                                                                   ============
NET ASSET VALUE PER SHARE:
Class A ($428,026,144 / 33,235,885 shares).....                          $12.88
                                                                         ======

Class B ($35,791,572 / 2,910,682 shares).......                          $12.30
                                                                         ======

Class D ($289,159,201 / 23,515,643 shares).....                          $12.30
                                                                         ======

------------------------------
* Includes affiliated issuers (Fund's holdings of an issuer representing 5% or more of the outstanding voting securities of the issuer) with cost of $14,903,344 and value of $15,747,188.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                 For the Six Months Ended March 31, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................  $  1,243,848
Dividends.................................       700,006
                                            ------------

TOTAL INVESTMENT INCOME...................                          $ 1,943,854

EXPENSES:
Management fee............................     3,988,564
Distribution and service fees.............     2,342,344
Shareholder account services..............     1,251,396
Custody and related services..............       133,794
Registration..............................       129,570
Shareholder reports and communications....        87,243
Auditing and legal fees...................        32,974
Directors' fees and expenses..............        15,840
Miscellaneous.............................        17,183
                                            ------------

TOTAL EXPENSES............................                            7,998,908
                                                                   ------------
NET INVESTMENT LOSS.......................                           (6,055,054)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments..........     26,061,726
Net change in unrealized appreciation
  of investments..........................   (116,500,288)
                                             ------------

NET LOSS ON INVESTMENTS...................                          (90,438,562)
                                                                   ------------
DECREASE IN NET ASSETS FROM OPERATIONS....                         $(96,493,616)
                                                                   ============

----------------------
See Notes to Financial Statements.


-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                           SIX MONTHS
                                                                             ENDED           YEAR ENDED
                                                                        MARCH 31, 1997   SEPTEMBER 30, 1996
                                                                        --------------   ------------------

OPERATIONS:
Net investment loss................................................      $  (6,055,054)    $ (7,959,744)
Net realized gain on investments...................................         26,061,726       54,587,427
Net change in unrealized
  appreciation of investments......................................       (116,500,288)      37,679,696
                                                                         -------------      -----------
Increase (decrease) in net assets
  from operations..................................................        (96,493,616)      84,307,379
                                                                         -------------      -----------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:
    Class A........................................................        (29,080,493)     (10,171,960)
    Class B........................................................         (1,712,339)              --
    Class D........................................................        (20,123,337)      (5,808,812)
                                                                         -------------      -----------
Decrease in net assets from
   distributions...................................................        (50,916,169)     (15,980,772)
                                                                         -------------      -----------

CAPITAL SHARE TRANSACTIONS:*
                                                   SHARES
                                         --------------------------
                                        SIX MONTHS
                                          ENDED           YEAR ENDED
                                      MARCH 31, 1997  SEPTEMBER 30, 1996
                                      --------------  --------------------
Net proceeds from sale of shares:
  Class A............................    4,517,668         16,492,254          64,707,042     234,133,389
  Class B............................    1,341,244          1,620,257          18,370,430      23,578,876
  Class D............................    3,125,596         13,296,830          42,893,923     183,469,155
Exchanged from associated Funds:
  Class A............................    6,307,103          9,570,832          90,407,389     139,553,114
  Class B............................      216,770             46,856           2,948,913         666,508
  Class D............................    1,496,830          2,094,306          20,504,928      29,327,262
Shares issued in payment of gain
  distributions:
  Class A............................    1,789,608            634,890          25,108,198       8,602,756
  Class B............................      114,153                 --           1,533,070              --
  Class D............................    1,398,891            414,331          18,787,107       5,431,884
                                        -----------       -----------        -------------   -------------
Total................................   20,307,863         44,170,556         285,261,000     624,762,944
                                        -----------       -----------        -------------   -------------
Cost of shares repurchased:
  Class A............................   (6,381,253)        (3,546,560)        (90,825,806)    (50,876,224)
  Class B............................      (68,322)           (11,460)           (925,647)       (168,482)
  Class D............................   (2,981,750)        (1,773,522)        (40,386,129)    (24,524,473)
Exchanged into associated Funds:
  Class A............................   (7,059,779)        (8,475,688)       (101,298,760)   (123,710,010)
  Class B............................     (318,593)           (30,223)         (4,340,757)       (427,330)
  Class D............................   (2,354,870)        (1,888,645)        (32,177,503)    (25,867,750)
                                       -----------        ------------       --------------  -------------
Total................................  (19,164,567)       (15,726,098)       (269,954,602)   (225,574,269)
                                       -----------        -----------        -------------   -------------
Increase in
  net assets
  from capital
  share
  transactions ......................    1,143,296         28,444,458          15,306,398     399,188,675
                                       ===========        ===========        ------------    ------------
Increase (decrease) in net assets....                                        (132,103,387)    467,515,282
NET ASSETS:
Beginning of period..................                                         885,080,304     417,565,022
                                                                             ------------    ------------
End of period........................                                        $752,976,917    $885,080,304
                                                                             ============    ============
----------------
* The Fund began offering Class B shares on April 22, 1996.
  See Notes to Financial Statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement date of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1997, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended March 31, 1997, amounted to $344,405,372 and $411,254,188, respectively.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------------



     At March 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $71,537,527 and $88,963,468, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.94% per annum of the Fund's average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $106,322 from sales of Class A shares after commissions of $851,058 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1997, fees paid aggregated $548,311, or 0.22% per annum of average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended March 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $161,881 and $1,632,152, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 1997, such charges amounted to $94,048.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

and the Class B shares distribution fees retained by the Distributor for the six months ended March 31, 1997, amounted to $49,936.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1997, Seligman Services, Inc. received commissions of $19,536 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $32,500, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,248,540 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   Fees of $12,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a retired member of which firm is a director of the Fund.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1997, of $52,727 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. The Fund has an $80 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. The Fund made no borrowings during the six months ended March 31, 1997.

6. Affiliated issuers, as defined under the Investment Company Act of 1940, as amended, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1997 is as follows:

                   BEGINNING      ACQUISITIONS       ENDING  REALIZED   DIVIDEND     ENDING
AFFILIATE           SHARES     SHARES       COST     SHARES  GAIN       INCOME        VALUE
---------          --------    ------     -----      ------  --------   --------     ------

Coinmach Laundry    370,000    205,000  $3,646,862  575,000   --        --       $ 9,092,188
Educational Medical     --     605,000   6,076,482  605,000   --        --         6,655,000
                                        ----------                               -----------
                                        $9,723,344                               $15,747,188
                                        ==========                               ===========

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

     "Total return based on net asset value" measures each Class's performance but assumes that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

     "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which the commissions were paid. This rate is provided for fiscal periods beginning October 1, 1995.



                                                                                     CLASS A
                                              ------------------------------------------------------------------

                                                 SIX MONTHS                  YEAR ENDED SEPTEMBER 30,
                                                   ENDED         -----------------------------------------------
                                                 3/31/97(0)      1996(0)    1995(0)    1994(0)  1993      1992
                                              --------------     -----      -----     -----     -----    -------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period........         $15.38      $14.04    $11.62     $12.83   $10.22     $10.71
                                                     ------      ------    ------     ------   ------     ------
Net investment loss.........................          (0.08)      (0.13)    (0.06)     (0.08)   (0.03)     (0.07)
Net realized and unrealized
  investment gain (loss)....................          (1.55)       1.95      3.87       1.10     4.54       0.58
                                                     ------      ------    ------     ------   ------     ------
Increase (decrease) from
  investment operations.....................          (1.63)       1.82      3.81       1.02     4.51       0.51
Distributions from net gain realized........          (0.87)      (0.48)    (1.39)     (2.23)   (1.90)     (1.00)
                                                     ------      ------    ------     ------   ------     ------
Net increase (decrease) in net asset value..          (2.50)       1.34      2.42      (1.21)    2.61      (0.49)
                                                     ------      ------    ------     ------   ------     ------
Net asset value, end of period..............         $12.88      $15.38    $14.04     $11.62   $12.83     $10.22
                                                     ======      ======    ======     ======   ======     ======
TOTAL RETURN BASED ON
  NET ASSET VALUE:                                   (11.06)%     13.40%    36.80%      9.79%   50.67%     4.91%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..............           1.55%+      1.56%     1.43%      1.34%    1.25%     1.37%
Net investment loss to average net assets...         (1.09)%+    (0.91)%   (0.50)%    (0.87)%  (0.27)%   (0.71)%
Portfolio turnover..........................          42.92%      59.36%    71.52%    124.76%  129.13%   129.46%
Average commission rate paid................          $0.0531    $0.0538
Net assets, end of period
  (000s omitted)............................         $428,026    $523,737 $272,122    $58,478  $43,188  $27,178


------------------------
See footnotes on page 15.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                   CLASS B                              CLASS D
                                                  ----------   ---------------------------------------------------------------
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                     SIX                       SIX       ---------------------------
                                                    MONTHS       4/22/96*     MONTHS                                   5/3/93*
                                                    ENDED          TO         ENDED                                      TO
                                                  3/31/97(0)    9/30/96(0)  3/31/97(0)   1996(0)   1995(0)   1994(0)   9/30/93
                                                  ----------   -----------  ----------   -------   -------   -------   -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period.......        $14.78         $14.55     $14.77      $13.61     $11.40    $12.80   $10.12
                                                   ------         ------     ------      ------     ------    ------   ------
Net investment loss........................         (0.13)         (0.11)     (0.13)      (0.24)     (0.15)    (0.23)   (0.04)
Net realized and unrealized
  investment gain (loss)...................         (1.48)          0.34      (1.47)       1.88       3.75      1.06     2.72
                                                   ------         ------     ------      -------    ------    ------   ------
Increase (decrease) from
  investment operations....................         (1.61)          0.23       (1.60)      1.64       3.60      0.83     2.68
Distributions from net gain realized.......         (0.87)            --       (0.87)     (0.48)     (1.39)    (2.23)      --
                                                   ------         ------     -------     ------     ------    ------   ------
Net increase (decrease) in net asset value.         (2.48)          0.23       (2.47)      1.16       2.21     (1.40)    2.68
                                                   ------         ------     -------     ------     ------    ------   ------
Net asset value, end of period.............        $12.30         $14.78      $12.30     $14.77     $13.61    $11.40   $12.80
                                                   =======        ======     =======     ======     ======    ======   ======
TOTAL RETURN BASED ON
  NET ASSET VALUE:.........................       (11.39)%         1.58%    (11.33)%     12.47%     35.53%     8.06%   26.48%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.............          2.33%+        2.45%+      2.33%+     2.35%      2.29%     2.72%    2.24%+
Net investment loss to average net assets..        (1.87)%+      (1.80)%+    (1.87)%+   (1.70)%    (1.35)%   (2.25)%  (1.94)%+
Portfolio turnover.........................         42.92%        59.36%**    42.92%     59.36%     71.52%   124.76%  129.13%++
Average commission rate paid...............        $0.0531       $0.0538**   $0.0531    $0.0538
Net assets, end of period
  (000s omitted)..........................         $35,792       $24,016    $289,159   $337,327   $145,443    $9,318     $967

--------------------
The per share data for the fiscal year 1992 have been restated to reflect the 2-for-1 stock split effected on April 16, 1992, as a 100% stock dividend.
(0) The per share data for the six months ended March 31, 1997, and the periods ended September 30, 1996, 1995, and 1994, are based on average shares outstanding for the periods.
*   Commencement of offering of shares.
**  For the year ended September 30, 1996.
+   Annualized.
++  For the year ended September 30, 1993.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of March 31, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
May 2, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT,
         J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law
         and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
         Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
         J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
         J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
         Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
         Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.


Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

================================================================================
Executive Officers
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co.
  Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche llp

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(800) 622-4597    24-Hour Automated Telephone Access Service

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